UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K/A
Amendment No. 1
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2017
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________
Delaware
(State or Other Jurisdiction of Incorporation)

001-37860	81-3434516
(Commission File Number)	(IRS Employer Identification No.)

1678 S. Pioneer Road, Salt Lake City, Utah	84104
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

TABLE OF CONTENTS

		Page
Item 2.01	Completion of Acquisition or Disposition of Assets	3

Item 9.01	Financial Statements and Exhibits	3

SIGNATURE		4

EXHIBIT INDEX		5

2.1*
Master Purchase and Sale Agreement, dated as of December 21, 2016, by and between PerkinElmer, Inc. and Varian Medical Systems, Inc. (incorporated by reference to Exhibit 2.2 to Varex Imaging Corporation's Amendment No.3 to the Registration Statement on Form 10 filed December 30, 2016, File No. 001-37860)

2.2
Amendment No.1 to Master Purchase and Sale Agreement, entered into as of January 17, 2017, by and between PerkinElmer, Inc. and Varian Medical Systems, Inc. (incorporated by reference to Exhibit 2.2 to Varex Imaging Corporation's Quarterly Report on Form 10-Q filed May 12, 2017, File No. 001-37860)

2.3
Assignment and Assumption Agreement, dated January 27, 2017, by and between Varian Medical Systems, Inc. and Varex Imaging Corporation (incorporated by reference to Exhibit 2.3 to Varex Imaging Corporation's Quarterly Report on Form 10-Q filed May 12, 2017, File No. 001-37860)

2.4*
Amendment No.2 to Master Purchase and Sale Agreement, entered into as of April 28, 2017, by and between PerkinElmer, Inc. and Varex Imaging Corporation (incorporated by reference to Exhibit 2.4 to Varex Imaging Corporation's Quarterly Report on Form 10-Q filed May 12, 2017, File No. 001-37860)

23.1	Consent of Independent Accountants

99.1**	Press Release dated May 1, 2017 entitled "Varex Imaging Completes Acquisition of PerkinElmer's Medical Imaging Business."

99.2	Combined financial statements of PerkinElmer, Inc.'s Medical Imaging Business as of and for the years ended January 1, 2017 and January 3, 2016

99.3	Unaudited condensed combined financial statements of PerkinElmer, Inc.'s Medical Imaging Business as of April 2, 2017 and January 1, 2017 and for the three months ended April 2, 2017 and April 3, 2016

99.4	Unaudited pro forma combined financial statements

*Pursuant to item 601(b)(2) of Regulation S-K, Varex has omitted certain exhibits and schedules to this agreement and agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

**previously filed

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 1, 2017, Varex Imaging Corporation (“Varex”) filed a Current Report on Form 8-K to report the completion of the acquisition of the assets of PerkinElmer, Inc.’s Medical Imaging business (the “Medical Imaging Business”). At that time, Varex indicated that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this amendment to such Form 8-K, Varex is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
1.The audited combined financial statements of the Medical Imaging Business, including the Medical Imaging Business's audited combined balance sheets as of January 1, 2017 and January 3, 2016, combined statements of earnings, combined statements of comprehensive earnings, combined statements of changes in net parent investment and combined statements of cash flows for the years then ended, are being filed as Exhibit 99.2 to this Form 8-K/A.
2.The unaudited interim condensed combined financial statements of the Medical Imaging Business, including the Medical Imaging Business's unaudited condensed combined balance sheets as of April 2, 2017 and January 1, 2017, condensed combined statements of earnings, condensed combined statements of comprehensive earnings, and condensed combined statements of cash flows for the three months ended April 2, 2017 and April 3, 2016 are being filed as Exhibit 99.3 to this Form 8-K/A.
(b) Pro Forma Financial Information
1.The unaudited pro forma combined statements of earnings of Varex for the fiscal year ended September 30, 2016 and the six months ended March 31, 2017, as well as the unaudited pro forma combined balance sheet of Varex as of March 31, 2017, giving effect to the acquisition of the Medical Imaging Business, are included within Exhibit 99.4 to this Form 8-K/A.
(d) Exhibits

2.1*
Master Purchase and Sale Agreement, dated as of December 21, 2016, by and between PerkinElmer, Inc. and Varian Medical Systems, Inc. (incorporated by reference to Exhibit 2.2 to Varex Imaging Corporation's Amendment No.3 to the Registration Statement on Form 10 filed December 30, 2016, File No. 001-37860)

2.2
Amendment No.1 to Master Purchase and Sale Agreement, entered into as of January 17, 2017, by and between PerkinElmer, Inc. and Varian Medical Systems, Inc. (incorporated by reference to Exhibit 2.2 to Varex Imaging Corporation's Quarterly Report on Form 10-Q filed May 12, 2017, File No. 001-37860)

2.3
Assignment and Assumption Agreement, dated January 27, 2017, by and between Varian Medical Systems, Inc. and Varex Imaging Corporation (incorporated by reference to Exhibit 2.3 to Varex Imaging Corporation's Quarterly Report on Form 10-Q filed May 12, 2017, File No. 001-37860)

2.4*
Amendment No.2 to Master Purchase and Sale Agreement, entered into as of April 28, 2017, by and between PerkinElmer, Inc. and Varex Imaging Corporation (incorporated by reference to Exhibit 2.4 to Varex Imaging Corporation's Quarterly Report on Form 10-Q filed May 12, 2017, File No. 001-37860)

23.1	Consent of Independent Accountants

99.1**	Press Release dated May 1, 2017 entitled "Varex Imaging Completes Acquisition of PerkinElmer's Medical Imaging Business."

99.2	Combined financial statements of PerkinElmer, Inc.'s Medical Imaging Business as of and for the years ended January 1, 2017 and January 3, 2016

99.3	Unaudited condensed combined financial statements of PerkinElmer, Inc.'s Medical Imaging Business as of April 2, 2017 and January 1, 2017 and for the three months ended April 2, 2017 and April 3, 2016

99.4	Unaudited pro forma combined financial statements

*Pursuant to item 601(b)(2) of Regulation S-K, Varex has omitted certain exhibits and schedules to this agreement and agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

**previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: July 6, 2017	By:	/s/ CLARENCE R. VERHOEF
Clarence R. Verhoef
Senior Vice President and Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
2.1*
Master Purchase and Sale Agreement, dated as of December 21, 2016, by and between PerkinElmer, Inc. and Varian Medical Systems, Inc. (incorporated by reference to Exhibit 2.2 to Varex Imaging Corporation's Amendment No.3 Registration Statement on Form 10 filed December 30, 2016, File No. 001-37860)

2.2
Amendment No.1 to Master Purchase and Sale Agreement, entered into as of January 17, 2017, by and between PerkinElmer, Inc. and Varian Medical Systems, Inc. (incorporated by reference to Exhibit 2.2 to Varex Imaging Corporation's Quarterly Report on Form 10-Q filed May 12, 2017, File No. 001-37860)

2.3
Assignment and Assumption Agreement, dated January 27, 2017, by and between Varian Medical Systems, Inc. and Varex Imaging Corporation (incorporated by reference to Exhibit 2.3 to Varex Imaging Corporation's Quarterly Report on Form 10-Q filed May 12, 2017, File No. 001-37860)

2.4*
Amendment No.2 to Master Purchase and Sale Agreement, entered into as of April 28, 2017, by and between PerkinElmer, Inc. and Varex Imaging Corporation (incorporated by reference to Exhibit 2.4 to Varex Imaging Corporation's Quarterly Report on Form 10-Q filed May 12, 2017, File No. 001-37860)

23.1	Consent of Independent Accountants

99.1**	Press Release dated May 1, 2017 entitled "Varex Imaging Completes Acquisition of PerkinElmer's Medical Imaging Business."

99.2	Combined financial statements of PerkinElmer, Inc.'s Medical Imaging Business as of and for the years ended January 1, 2017 and January 3, 2016

99.3	Unaudited condensed combined financial statements of PerkinElmer, Inc.'s Medical Imaging Business as of April 2, 2017 and January 1, 2017 and for the three months ended April 2, 2017 and April 3, 2016

99.4	Unaudited pro forma combined financial statements

*Pursuant to item 601(b)(2) of Regulation S-K, Varex has omitted certain exhibits and schedules to this agreement and agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

**previously filed